UWM Mortgage
Trust 2021-INV4

Wipro Opus Risk Solution LLC

Executive Narrative

November 2, 2021

Performed by
Wipro Opus Risk Solutions LLC

For
United Wholesale Mortgage, LLC

This report summarizes the results of a full credit, compliance and value review and a separate value review performed for United Wholesale Mortgage, LLC (“Client).  The Client provided Wipro Opus Risk Solutions, LLC (“Consultant”) with a data tape of 1,831 loans for the full credit, compliance, and value review.  The Client requested the Consultant select a random sample of 15.35%, or 281 of the loans presented for the full credit, compliance, and value review.  The Client presented the loan in three separate deliveries and the Consultant randomly selected the loans for the full credit, compliance, and value review from each delivery.  The loans were loaded into the Paragon® underwriting software. The Client directed the Consultant to report the results on the full credit, compliance, and value review on 267 loans.  Fourteen (14) loans were removed from the full credit, compliance, and value review.  The scope, loan numbers and results of the full credit, compliance and value review are contained in Exhibit A.

As detailed herein, the 267 loans are non-owner occupied and eligible for GSE delivery. For credit, the loans were re-underwritten in accordance with Fannie/Freddie AUS and the supporting Fannie/Freddie guidelines. Two hundred forty-three loans had application dates after July 1, 2021 that were business purpose loans and not subject to the revised General Qualified Mortgage Rules.  One loan had application date on, or after, July 1, 2021 that was a consumer purpose loan and was subject to the revised General Qualified Mortgage rules.  The Client provided the Consultant with FNMA underwriting guides dated 10/06/2021 and requested the Consultant review to the verification standards in Sections B3-3 to B3-6 for Consultant’s determination of Verification Safe Harbor.  The Consultant reviewed the one loan to the applicable section FNMA guides (10/06/2021 Sections B3-3 to B3-6) and reported any exceptions indicating the loan did not meet sections B3-3 to B3-6.

The Client directed the Consultant to perform a valuation only review on the loans not selected for the full credit, compliance and value review. The value only review started with a population of 1,550 loans.  Thirteen (13) loans were removed from the final valuation review pool of 1,537 loans.  The 1,537 loans were tested to a value waterfall beginning with a Collateral Underwriter Risk Score of 2.5 or less would not require secondary valuation product. On loans with Collateral Underwriter Risk Score of greater than 2.5 or no CU score, an AVM or a desk review was ordered as required by the value waterfall.  If the final value product in the value waterfall supported the appraised value within a 10% variance or Collateral Underwriter Risk Score of 2.5 or less, a final value grade “A” was assigned. The scope, loan number and results of the value only review are contained in Exhibit B.

Wipro Opus Risk Solutions LLC was established in 2005. Wipro Opus Risk Solutions LLC was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.
The review started on October 4, 2021 and ended on October 25, 2021.

Exhibit A
Credit Review

1) Credit Qualification

A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review will consist of the following:
a) Guidelines
Determine whether each mortgage loan meets the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant should consider Regulation Z including Appendix Q if applicable. If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant will consider Fannie Mae’s Single-Family guidelines.
b) Employment
Review the file documentation for minimum required level of employment, income and asset verifications pursuant to Client provided underwriting guidelines.
c) Income
Recalculate borrower(s) monthly gross income and verify calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines.
d) Assets
Confirm the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.
e) Debt Ratio
Recalculate the debt to income ratio and verify the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and regulatory requirements.
f) Property Valuation
Analyze all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Review the appraisal to determine the appraisal(s) meet the requirements of Client provided underwriting guidelines.
g) Loan-to-Value Ratio
Recalculate and verify the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet Client provided underwriting guideline and regulatory requirements.
h) Credit History
Review the credit report to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.
i) Credit Scores
Verify that borrower(s) meet minimum credit score requirements of the Client provided underwriting guidelines
j) Compensating Factors
Verify exceptions to the Client provided underwriting guidelines are documented and reasonable.

Document Review

1) Document Review
A review of each loan file will be performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review will consist of the following:

a) Collateral Docs

i) Title Commitment / Policy
Verify the presence of the title commitment or final title policy. Confirm vested parties and the description of the property, liens and tax assessments.
ii) Mortgage Note / Security Instrument
Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement are present and duly executed.
iii) Mortgage / Deed of Trust
Verify the presence of a copy Mortgage or Deed of Trust. Confirm that the documents have been executed by all required parties and that all riders, addendums and exhibits are present and duly executed. If the loan closed within 12 months of the review, Consultant will confirm the presence of a letter from the title company specifying the date the Mortgage / Deed Trust was sent for recording. If the closing did not occur within 12 months of the review and a copy of the recorded Mortgage /Deed of Trust is not contained in the loan file, the Client will submit a report from an independent document custodian verifying the presence of a recoded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.
iv) Conveyance Deed
Verify as applicable that a proper conveyance deed is present in the loan file. Confirm the proper transfer of ownership interest of the subject parties is detailed on the deed.

b) Closing Docs

i) Final Hud-1 Settlement Statement
If required, verify the presence of a final HUD-1. Verify the completeness of required data and signatures or certification depending upon state compliance requirements.
ii) Final Truth-in-Lending Disclosure
If required, verify the presence of a final Truth-in-Lending Disclosure. Verify the completeness of required data and that all required signatures are present.
iii) Notice of Right to Cancel
If required based on the specifics of the loan transaction, confirm the presence and required execution of the Notice of Right to Cancel.
iv) Loan Estimate
If required verify the presence of the current Loan Estimate (LE) at the time of origination
v) Closing Disclosure
If required verify the presence of the current Closing Disclosure (CD) at the time of origination.

c) Credit Docs

i) Loan Application
Verify the presence and completeness of both the initial and final loan applications.
ii) Underwriting Worksheet
Verify the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s Loan Analysis.
iii) Credit Report
Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.

iv) Housing Payment History
In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.
v) Letters of Explanation
When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
vi) Gift Letters
When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
vii) Income Documentation
Verify the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.
viii) Asset Documentation
Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.
ix) Property Valuation Tools
Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.
x) Proof of Insurance
Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

Regulatory Compliance Review

Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending.

a) Federal Truth in Lending Act/Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23): Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3 day rescission period was adequately provided to the borrower(s).

b) Business Days as Defined by Regulation Z:

General business day is defined as the days on which a creditor’s offices are open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day is defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

c) MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

i) Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application
ii) No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures
iii) 7 Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing
iv) 3 Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate. Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.
v) APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

d) Home Ownership Equity Protection Act (HOEPA) testing, to include:

i) APR test [HOEPA (§1026.32(a)(1))] and [HPML(§1026.35(a)(1))]
ii) Points and Fees test [HOEPA (§1026.32(a)(2))]
iii) Review of HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
iv) Review and confirm documentation type (i.e. full, stated, no ratio)
v) Review for evidence of prepayment penalty
vi) Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements have been updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there is a homeownership counseling requirement to be verified for all covered loans.

e) RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan will be reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X. The RESPA/Regulation X review will consist of the following:

i) Good Faith Estimate (GFE):
ii) Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
iii) Confirm the presence of the current GFE form in effect at the time of origination.
iv) Verify the GFE was provided to the borrower(s) within three days of “Application”.
v) Application shall be defined by Regulation X and generally be considered complete when the following seven conditions are met:
(1) Borrower(s) First and Last Name
(2) Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)
(3) Subject Property Address (including “To Be Determined”)
(4) Mortgage Loan Amount Sought
(5) Estimation of Property Value
(6) Monthly Income
(7) Any other requirement as defined in the lender’s policies and procedures

vi) Consultant will verify that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.
vii) Fees will be reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.
viii) Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)
ix) Change of Circumstance Definition:
(1) Acts of God, war, disaster or other emergency;
(2) Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;
(3) New information particular to the borrower or transaction that was not relied on in providing the GFE; or
(4) Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems
(5) In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.
(6) Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE must be provided showing the revised rate-dependent charges and terms. All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for “changed circumstances.”
x) Final HUD-1: Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
(1) Confirm the presence of the current applicable Final HUD-1 form
(2) Confirm the Final HUD-1 accurately lists all broker and YSP fees.
xi) Good Faith Estimate (GFE ) and Final HUD-1 Analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
(1) Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:
(a) Origination Charge
(b) Credit or Charge for Interest Rate Chosen
(c) Adjusted Origination Charge
(d) Transfer Taxes
(2) Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:
(a) Lender-required settlement services (lender selects third-party provider);
(b) Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and
(c) Government recording charges
xii) Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1
xiii) Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to
xiv) Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1
xv) Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

f) QM / ATR (QUALIFIED MORTGAGE / ABILITY TO REPAY) DODD FRANK REVIEW (LOANS WITH APPLICATION DATE ON OR AFTER 01/10/2014)

i) Ability-to-Repay:

(1) Consultant will incorporate checkpoints for the ATR’s eight verification steps for any origination QC work. Consultant has the option to run ATR checks on any transactions subject to QM that falls outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that is being tested for QM will also have the ability to be screened for ATR if the QM testing fails or the loan is exempt from QM.
(2) Consultant is required to verify all information within the scope of the eight verification steps before an ATR loan can pass. These eight tests include verifications of any amounts used in the loan consideration and a page(s) reference to the third party records/documentation/images:
(a) Income and assets
(b) Current employment status
(c) Monthly qualifying mortgage payment for the proposed loan
(d) Monthly qualifying mortgage payment for the simultaneous loan on the same property payments for taxes, insurance and HOA, etc.
(e) Debts, alimony and child support
(f) Qualifying monthly DTI and residual income
(g) Credit history
(3) If all of the verifications are made and each of the eight topic areas is confirmed to agree with the representations made by the lender, and there are no credit exceptions to the lender’s guidelines, the loan will pass the ATR test. If any of the conditions fail or the loan lacks the documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan will be subject to failing the ATR test.
(4) ATR results will be reported as ATR-Pass, ATR-Fail and ATR-Exempt. This is in addition to the existing credit and compliance related reporting by Consultant.

ii) Qualified Mortgage
Consultant has built edits and system processes to evaluate whether a loan meets the requirements of the Qualified Mortgage regulations. There are 4 different Qualified Mortgage subtypes; Qualified Mortgage (QM), Temporary QM (TQM), Small Creditor QM (SCQM) and Small Creditor Balloon QM (BQM). While regulations carve out special guidance on small creditor originations, Consultant will not be reviewing any additional documentation required to certify a small creditor and will test all files against either QM or TQM. All QM loan types must meet the following conditions:
(1) No Negative Amortization and no interest only payments
(2) No loan terms to exceed 30 years
(3) Threshold test for Points and Fees of less than or equal to 3.00% of the total loan amount (there are five levels of testing including four for loan amounts under $100,000)
(4) Only documented verifications may be used to qualify the application (all loans are full documentation)
The differentiation in testing for QM and TQM is in following a debt-to-income threshold of 43.00% for QM versus meeting the underwriting guidelines from the designated agency (GSE, HUD, FHA, USDA, etc.) for TQM. For the creditor, originating a loan under TQM parameters provides for greater flexibility in qualifying an applicant whose debt-to-income may exceed 43% and still passes the guidelines of the agency.

iii) QM DTI Testing
The new debt-to-income threshold of 43.00% applies to any QM loan. The calculation will include new requirements for calculating the QM Loan Payment and Simultaneous Loan Payment with different rules for fixed rate fixed term and variable rate loans. Those two calculated values are included in the new QM debt-to-income test. In addition, only verified amounts will be included in the QM debt-to-income test - verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value will be the verified debts divided by the verified income represented as a ratio, with amounts less than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also results in returning an overall QM status of Fail.

iv) TQM Guideline Testing
For GSE/HUD/FHA directed loans, the testing standard is to fail any application that does not meet the appropriate credit guidelines. The guidelines are not set by regulation and may include a higher debt-to-income threshold. The guidelines include:

(1) LTV / CLTV
(2) DTI – using the same calculation guidelines as QM
(3) Credit Score
(4) Reserves
(5) Maximum Loan Amount
(6) Maximum Cash Out
(7) Disposable Income

Threshold failures will either be greater than the guideline or less than the guidelines as appropriate.

Note: A failure identified within the guidelines may result in a Fail condition for qualifying the loan as a TQM, even when the debt-to-income calculation would not exceed the 43.00% DTI level, such as a low credit score or a high loan-to-value ratio. Consultant will note the TQM failure. Customized reporting is available to support Customer requirements for specific loan conditions.

v) Points and Fees Testing
(1) All loans seeking QM/TQM status need to pass the points and fees testing guidelines. QM Points and Fees testing will be done under the same approach as points and fees testing under HOEPA regulations, including the six components below subject to specific guidance for inclusion or exclusion:
(a) Finance charge - Third-party services included, if Consultant is unable to determine “bona fide” status from normal file documentation. Exceptions may require additional documentation to be provided. The same treatment goes for “bona fide discount points” if documentation is not present in file. Consultant and Client will agree on how “bona fide” is determined in order for Client to then be able to provide such documentation in each file where applicable.
(b) Loan originator compensation – Compensation/YSP known at the time of the consummation will be included but Consultant does not review lender or broker compensation programs as part of its QM testing.
(c) Real estate-related fees
(d) Premiums for credit insurance, credit property insurance, and other insurances where the creditor is the beneficiary, debt cancellation or suspension coverage payments
(e) Maximum prepayment penalty
(f) Prepayment penalty paid in a refinance.
(2) In addition, the calculation is built based on the note amount with different thresholds above the 3.00% level for amounts less than $100,000 adjusted annually:
(a) 3 percent of the total loan amount for a loan greater than or equal to $100,000
(b) $3,000 for a loan greater than or equal to $60,000 but less than $100,000
(c) 5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000
(d) $1,000 for a loan greater than or equal to $12,500 but less than $20,000
(e) 8 percent of the total loan amount for a loan less than $12,500

vi) QM/ATR Reporting
For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test will result in the following available compliance conditions as requested by the rating agencies:
(1) QM – NonHPML [QM or TQM – Pass / HPML – No]
(2) QM – HPML [QM or TQM – Pass / HPML – Yes]
(3) NonQM – Compliant [QM or TQM – Fail, Exempt / ATR – Compliant]
(4) NonQM – Non-compliant [QM or TQM – Fail, Exempt / ATR – Noncompliant]
(5) Not Covered – Exempt [QM or TQM – Exempt / ATR – Exempt]
As with ATR testing, these QM results are in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting is available based on mutual agreement on individual Customer needs.

vii) HPML Testing – QM APR
Current testing for HPML will now be performed using one of two formulas, normal QM and FHA TQM. For QM, a loan will be considered a Higher Priced Mortgage Loan if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

viii) Escrow Requirement
Loans that fall under the guidelines of a Higher Priced Mortgage Loan (HPML) will require escrow accounts to be in place for the first five years of the transaction. A loan will be considered a Higher Priced Mortgage Loan based on the guidelines shown above (HPML Testing – APR)

ix) HPML Appraisal Rule
An HPML designation also requires additional appraisal requirements. A loan will be considered a Higher Priced Mortgage Loan under the HPML Appraisal Rule if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on Conforming First Liens, 2.50% for Jumbo First Liens and 3.50% or more percentage points on Second Liens. Requirements include:

(1) Three (3) day disclosure from application of the right to a free copy
(2) Written appraisal from certified or licensed appraiser
(3) Interior inspection
(4) Delivery of copies no later than 3 days prior to consummation
(5) If the property falls under the ‘flipping’ definition, a second appraisal is required and must document:
(a) The difference in the original sales price and the subsequent sales price
(b) Changes in market conditions
(c) Property improvements
There is additional responsibility for providing copies of ALL documentation used in the valuation of the property, not just the final appraisal, and requirements for full appraisals, versus other forms of valuations. System enhancements have also been made to require verification of documentation and acknowledgement by the reviewer of evidence supporting the new requirements.

g) NATIONAL FLOOD INSURANCE PROGRAM (NFIP)

Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016.

i) Frequency – Payable with same frequency as payments designated for the loans
ii) Exceptions
(1) Loan is an extension of credit primarily for business, commercial or agricultural purposes
(2) Loan is in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower has obtained flood insurance
(3) Flood Insurance coverage for the residential real estate is provided by a policy that
(a) Meets requirements
(b) Provided by a condominium association, cooperative or other applicable group and
(c) The premium for which is paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.

h) REGULATORY COMPLIANCE DISCLAIMER

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

i) SEASONING AND CERTAIN COMPLIANCE EXCEPTIONS

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

TRID Review

1) TILA RESPA Integrated Disclosure Statement Of Work

i) Eligibility
The following criteria are used in determining whether TRID applies:
(1) The Application Date is October 3, 2015, or later (the earlier of the date the broker or lender received the borrower’s application).
(2) The Loan Purpose and Property Type includes a closed-end mortgage secured by real estate:
(a) Purchase
(b) Refinance (Cash Out or Rate Term)
(c) Construction and Construction to Permanent Financing
(d) SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on Client instructions)
(3) The Loan Purpose and Property Type does not include:
(a) HELOCs
(b) Reverse mortgages
(c) Dwellings that are not attached to real property
(d) Mobile homes, where the consumer does not own the land,
(4) For purposes of determination of Occupancy, TRID applies to loans for owner occupied, second home and vacant land.
(5) Opus will apply the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.
(a) Please be aware that TILA contains a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. Opus CMC will not test such loans for TRID compliance.

ii) Loan Estimate (″LE″)
(1) Initial LE
(a) Verification of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application Date. The Initial LE shall use the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date is the date the creditor hand delivers the disclosures or places the disclosures in the mail, 1026.19(e)(1).
(b) If the LE does not contain a signature line for the consumer’s confirmation of receipt, then OPUS will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.
(c) Verification that the correct form is used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE is accurate as follows:

(d) Verification of the technical formatting of the LE is NOT included in the standard review. The formatting of the document is the responsibility of the document preparation source.
(e) General loan information and loan terms sections completed and formatting is accurate.
(i) Verify loan term, purpose, and product descriptions follow the prescribed format.
(ii) Verify all applicants applying for credit, as disclosed on the application, are listed on the LE
(f) “Can this amount increase after closing?” and “Does the loan have these features” sections are completed and are accurate based on the terms disclosed on the LE.
(g) If rate is locked, were lock expiration date, time and time zone disclosed.
(h) Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower is permitted to shop knowing fees are locked during that timeframe.
(i) Projected Payments and Estimated Taxes, Insurance & Assessments sections are complete and accurate based on the loan terms and information known at the time of disclosure.
(j) The Closing Costs and Cash-to-Close sections are complete and accurate based on the information provided on page 2 of the LE.
(k) Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.
(l) It is recommended that an Itemization of Fees is provided for any fees disclosed as “Aggregate”. It is quite difficult to determine if the fees are disclosed properly without this information.
(m) Any addenda found in file listing ADDITIONAL fees for sections other than Section C
(n) If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.
(o) If ARM or Step Rate, is Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.
(p) The Comparison section is complete and accurate as follows:
(q) In 5 Years calculations for Total of Payments (TOP) and Total Principal Paid are accurate based on the terms and fees disclosed on page 1 and 2 of the LE.
(r) APR is accurate within tolerance based on the terms disclosed on the LE
(s) Total interest Percentage (TIP) is accurate based on the loan terms disclosed on the LE.
(t) Rounding rules verified as per 1026.37(o)(4).
(u) Other Considerations Section is complete

(2) Revised LEs
(a) If there has been a revision to the LE, validate that the Revised LE is provided within three (3) days of COC, BRC or interest rate lock. Review as necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:
(i) Changed Circumstance affecting settlement charges
(ii) Change Circumstance affecting eligibility
(iii) Revisions requested by the consumer
(iv) Interest rate dependent charges
(v) Expiration of the LE and
(vi) Delayed settlement date on a construction loan
Timing Requirement for LE 7 days prior to consummation

(3) Determination of Final Binding LE
(a) Review and analyze each LE in file to determine final Binding LE. If there is a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings will be cited. If a Revised LE was issued without a valid reason, the previous valid LE would be considered the Binding LE for the purposes of comparison with the Closing Disclosure. [Also see Variance Tests and Closing Disclosure for COC/BRC events disclosed after issuance of Initial CD]
(b) Verification of compliance with timing requirements that there have been no loan estimates provided to the borrower after a Closing Disclosure has been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

(4) Written List of Providers (“WLSP”)

(d) If the lender places fees in the Services You Can Shop For category, verify that the file contains a WLSP provided to the borrower within three (3) business days of application. The WLSP must include at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers is not provided, OPUS will assume the borrower was unable to shop and the fees will be treated as either a Zero Tolerance for non-Title fees or a 10% tolerance for Title fees. If a written list of service providers is provided outside of three (3) days of the application date, OPUS will assume the borrower was unable to shop and the fees will be treated as a Zero Tolerance for non-Title fees or a 10% tolerance for Title fees.

(5) Variance tests
Utilize one (1) of the following Variance Categories in performing variance tests:
(a) Zero Tolerance/Variance* - A finding will be cited if any charges increase from the Binding LE to the Final CD without COC or BRC. Such increases include:
(i) Fees paid to the lender, broker or an affiliate of either lender or broker [fees paid to an affiliate of the lender for services NOT required by the creditor are not subject to tolerance/variance per CFR 1026.19(e)(3)(iii)(E)];
(ii) Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and
(iii) Transfer taxes.
(iv) Lender Credits
(b) 10% Tolerance/Variance* – A finding will be cited if the aggregate of the charges increase by more than 10% from the Binding LE to the Final CD without COC or BRC. If a fee/service is listed on the LE but not charged/reflected on the Final CD, the fee will be removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5. Such increases include:
(i) Recording fees; and
(ii) Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selects a provider on the creditor’s Written List of Service Providers.
(iii) Prepaid mortgage insurance will be treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it will be treated as a zero tolerance fee.
(c) No Tolerance/Unlimited – No finding will be cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE is based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:
(i) Prepaid interest;
(ii) Property insurance premiums;
(iii) Impounds/Escrows;
(iv) Charges for services required by the creditor but the borrower is permitted to shop for and borrower selects a third party provider not on the lender’s Written Service Provider List; and
(v) Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).
(d) Notes of interest for “No Tolerance/Unlimited”:
(i) Prepaid property taxes charged by local and state governments periodically will have no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.
(ii) As noted above, Opus will review the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” means the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, OPUS will consider the disclosures made in “good faith”. Two examples where a disclosure would be considered not made in “good faith” and a finding cited are:

1. The creditor requires homeowner’s insurance but fails to include a homeowner’s insurance premium; a finding will be added that the LE was not issued in good faith.
2. The creditor knows the loan must close on the 15th of the month but estimates prepaid interest to be paid from the 30th of that month, a finding will be added that the LE was not issued in good faith.
(iii) Review for documentation itemizing fees from the Binding LE to determine unrounded amounts of fees to use for performing tolerance testing only if a tolerance violation occurs. If no fee itemization is found, tolerance testing will be performed based on the information in the disclosures and a tolerance violation will be noted if applicable. Utilize fee information from closing instructions or a vendor compliance report, if the file contains the referenced support documentation.
(iv) Additionally, if a documented valid COC or BRC occurs resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test will be performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change is related to the COC or BRC.
(v) For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD are tested for compliance with permitted variances against fees disclosed on Initial LE.
(vi) For loans with an Interim LE, the following procedures will be applied:
1. Review of each Interim LE and fees and charges on the CD are tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increases
2. In cases where an Interim LE is issued with several fee increases, but only some are supported by or related to a valid COC or BRC, those fees which are not supported by or related to a valid COC, BRC or disclosed on an LE that was not provided timely (within three (3) business days of changed circumstance) will be tested for variance using the amounts disclosed in the Initial LE previously valid LE.

iii) Closing disclosure (″CD″)
OPUS will conduct a general CD review and verify the following:
(1) Recommendation: Closing Disclosure provided at closing be marked “Final.” Although this is not a requirement, marking the Closing Disclosure as Final will ensure a timely review.
(2) That the correct form is used and all sections of the CD are completed (no blanks or incomplete sections).
(3) Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non-borrowing spouse. Acknowledgement is based on lender guidelines
(4) If the CD does not contain a signature line for the consumer’s signature, OPUS will look for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, OPUS highly recommends that the client require the CD to be signed and dated by the consumer as it will ensure a timely review.
(5) If a subsequent CD is issued having changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeds the previously disclosed APR by more than the permitted tolerances for accuracy, OPUS will test that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre-close CD has been received by borrower by consummation.
(6) On the interim and final pre-close CDs the following checks and limitations apply:
(7) Verification of the technical formatting of the CD is out of scope in the standard review. The formatting of the document is the responsibility of the document preparation source.
(8) Closing, Transaction and Loan Information sections have been completed with accurate information.
(9) Loan terms sections are completed.
(a) Opus will verify loan term, purpose, and product descriptions follow the prescribed format.
(b) OPUS will verify all applicants applying for credit, as disclosed on the application, are listed on the LE

(10) “Can this amount increase after closing?” and “Does the loan have these features” sections are completed accurately.
(11) Projected Payments and Estimated Taxes, Insurance & Assessments sections are completed accurately.
(12) Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with ″Title – ″) in Closing Cost Details section.
(13) Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For) is completed properly.
(14) Calculating Cash to Close table completed accurately.
(15) Summaries of Transaction section completed accurately
(16) Loan Disclosures section complete:
(a) CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).
(b) Late Payment completed properly (terms disclosed and accurate per note).
(c) Escrow Amount section completed properly (only one box selected and amounts disclosed).
(i) Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in either 11 or 12 months as determined by client.
(ii) Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client.
(17) If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed accurately.
(18) If ARM or Step, is Adjustable Interest Rate (″AIR″) Table disclosed accurately.
(19) Loan Calculations section complete and accurate.
(a) Total of Payments is accurate include fees in section A, B, and C that are paid by the borrower not including fees paid by the seller or other even if those fees are customarily paid by the borrower.
(b) Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.
(c) Total Interest Percentage (TIP) accurate with proper rounding.
(i) Other Disclosures section complete with at least one choice selected as applicable.
(ii) Review for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgment whether or not the selection is correct for the property state. Only issue a condition if either no selection is made or if both selections are made.
(iii) Contact Information section is complete with information from each party of the transaction provided as applicable.
(iv) Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR is percentages should be truncated so that a zero is not disclosed in the last decimal place (7.250 should be rounded to 7.25).

iv) TRID Method of Receipt Of LE And CD
Determine the method of receipt of the revised LE and CD and perform a compliance test with timing requirements. For purposes of the review and verification, the date the borrower is deemed to have received the disclosure(s) is based on any of the following methods:
(1) In Person: borrower signature date is used.
(2) Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date is used.
(3) Electronic* - With Receipt Confirmation in File, date of receipt confirmation is used.
(4) Electronic*-Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.
(5) Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of mailing date is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements.

(6) Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File: date of receipt confirmation is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method): follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt will be considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.

*NOTE: If disclosures are sent electronically, a finding will be cited if there is no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

v) Other Recommended TRID Compliance Tests
Apply the following additional compliance tests which were included in the recommended review scope resulting from the 2015 CFPB Amendments:
(1) Use of TRID forms prior to TRID effective date: a finding will be cited if the new TRID forms are utilized on a loan with an application received prior to the October 3, 2015 effective date.
(2) Use of TRID forms on loans not covered by TRID: a finding will be cited if the new TRID forms are utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that are not also secured by the underlying real property or loans on houseboats).
(3) Your Home Loan Toolkit: a finding will be cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail is not in the file or was not provided to the borrower within three (3) business days of application.
(4) Consummation Date: Consummation varies by applicable state law and the term is not often clearly defined. Accordingly, generally use the notary date. If there are multiple borrowers and they do not all sign the documents on the same day, then use the latest signature date.
(5) Post-Consummation Disclosures: TRID review scope will not include testing for compliance with the following post-consummation disclosures under TRID:
(a) Escrow Closing Notice; and
(b) Mortgage servicing transfer and partial payment notices.

vi) Subsequent Changes After Consummation
The following prescribed cures as set forth in section 1026.19 (f)(2)(iii) through (v) are acceptable for changes and corrections to the Final CD after consummation.
(1) 1026.19(f)(2)(iii) – Changes due to events occurring after consummation.
(a) If within 30 days of consummation, an event in connection with the settlement of the transaction occurs that causes the final CD to become inaccurate and such inaccuracy results in a change to an amount actually paid by the borrower(s) from the amount disclosed, test for evidence that a new, corrected CD is delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.
(2) 1026.19(f)(2)(iv) – Changes due to clerical errors.
(a) Non-numeric clerical errors, for the purpose of this scope document are any error not related to a disclosed dollar amount or percentage. Test for evidence a new, corrected CD is delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not limited to:
(i) Corrections to the closing information section.
(ii) Corrections to the transaction information section.
(iii) Corrections to loan id # or MIC #.
(iv) Corrections to non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.
(v) Corrections to the fee labels and/or order of fees.
(vi) Corrections to the location of the fee(s).

(vii) Corrections to missing cure language.
(viii) Corrections to the “Did This Change” section of Calculating Cash to Close.
(ix) Corrections to the Loan Disclosures section
(x) Corrections to non-numeric items in the Escrow Account section.
(xi) Corrections to the Other Disclosures section.
(xii) Corrections to the Contact Information section.
(3) 1026.19(f)(2)(v) – Refunds related to the good faith analysis.
(a) Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.

A post-consummation CD is understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD should not be accepted as a post-consummation CD noted in the prescribed cures above.

Errors on LE’s and Interim CD’s and numeric errors on final CD’s do not have prescribed cures as per the regulation and therefore will not be reported as having been cured. The assessment of risk and decision to accept a finding that does not have a prescribed cure is the responsibility of the purchaser of the loan.

j) Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:
i) Servicing Transfer Disclosure (for applications prior to 10/03/2015):
(1) Confirm the presence of the Servicing Transfer Disclosure form in file
(2) Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”
ii) Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):
(1) Confirm the presence of the Home Loan Tool Kit is in file for covered loans.
(2) Confirm the Home Loan Tool Kit is provided within three general business days of application
iii) Affiliated Business Disclosure
(1) Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements
(2) Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)
(3) Confirm the Affiliated Business Disclosure is executed.
iv) Initial Escrow Disclosure Statement
(1) Confirm the presence of the Initial Escrow Disclosure Statement in file
(2) Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

High Cost – State & Local Anti-Predatory Regulations Review

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW – legal guidance documentation available for detailed discussion, if necessary:

1) Arkansas Home Loan Protection Act, AR. Stat. Ann. § 23-53-101 et seq.
2) California Anti-Predatory Lending Statute, CA. Fin. Code § 4970 et seq.
3) California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.
4) Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007)
5) Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.
6) Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).
7) Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.
8) District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of 2007.
9) Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.
10) Georgia Fair Lending Act, GA. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
11) Idaho Residential Mortgage Practices Act, ID. Code § 26-3101 et seq.
12) Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§137/5 et seq.
13) Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.
14) Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
15) City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
16) Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
17) Indiana Home Loan Practices Act, IN. Code § 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.
18) Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3-207 and 16a-3-308a.
19) Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).
20) Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).
21) Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).
22) Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.
23) Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill 4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
24) Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00
25) Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
26) Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
27) Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.
28) Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
29) Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.
30) Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and 492.
31) New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. § C:46:10B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.
32) New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).

33) New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
34) New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-l (2003) and 6-m (2008).
35) North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).
36) Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.
37) City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
38) Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
39) Oklahoma Higher –Priced Mortgage Loans Law, OK. Admin. Code §§ 160:45-9-1 et seq.
40) Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq.
41) City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
42) Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.
43) South Carolina High-Cost and Consumer Home Loans Act, SC. Code § 37-23-10 et seq.
44) South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.
45) Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.
46) Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.
47) Texas Constitution, Section 50(a)(6), Article XVI
48) Utah Residential Mortgage Practices Amendments, UT. Code Ann. § 61- 2c-102 et seq.
49) Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.
50) Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
51) Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.
52) Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
53) Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
54) Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.
55) West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.
56) Wyoming Credit Code, WY. Stat. Ann. §§ 40-14-101 et seq.

Misrepresentation and Third Party Review

Validate that fraud reports and independent third party property valuations reports are in the file. The review will consist of the following:

1) Misrepresentation Review
Review on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation. The Misrepresentation may include the following:

i) Signatures
Validate signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable efforts to validate the consistency of signatures across documents.
ii) Alerts
Assess credit report alerts for accuracy and potential issues.
iii) Social Security Numbers
Compare SSN(s) across all file documents.
iv) Document Integrity
Review for apparent alterations to loan documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable review of alterations to the loan documents.
v) Data Consistency
Review the documents contained in the loan file for consistency of data.

vi) Third Party Fraud Tools
To the extent a third party fraud tool is contained in the loan file, the Consultant will ensure high level or critical warnings are reviewed and addressed.

Consultant will report all findings from misrepresentation and third party product review to the Client. Client can provide comments and documentation related to the findings based on work completed by Clients’ internal working groups and Consultant will review and consider any required adjustments to the initial findings.

b) Independent Third Party Values
Review each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance. If a variance of more than 10% was noted, Opus will ensure any required secondary valuation product was ordered and reviewed. Apply the appropriate rating agency grade after reviewing the required valuation products.
i) To the extent a loan is seasoned more than 12 months the primary valuation product will be a drive by broker’s price opinion (“BPO”). If a variance of negative 10% or greater is noted a secondary valuation product can be ordered. For loans seasoned between 12 – 24 months, Consultant will compare the BPO to origination appraisal and if the variance is greater than a negative 10% variance a third product such as a field review can be ordered. If the loan is more than 24 months seasoned a limited review will be performed between the BPO and origination appraisal.
ii) If the valuation vendor des not supply the updated valuation product directly to the Consultant, the Client will authorize the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.
iii) Value Review Disclaimer
iv) The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.
v) Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.
vi) Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.
vii) Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore opus will not have and communications with or responsibility to any individual concerning property valuations.
viii) Opus does not check to see if any appraiser in on the Freddie Mac exclusionary list.

c) Payment History and Servicing Comments
If a loan is seasoned more than 12 months, the Client will provide payment histories and servicing comments for the greater of (i) 12 months, or (ii) the time period required by the rating agencies. The Consultant will review the provided payment histories and comments to determine the following:
i) – Timely payment posting
ii) – Request for modification
iii) – Property condition issues
iv) – Change in occupancy
v) – Change in ability to pay
vi) – Other items impacting the enforcement of the lien

d) Updated FICO Scores
If the FICO score contained in the loan file is aged more than 6 months, an updated FICO score will be required

e) Properties in FEMA declared disaster zones.
If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior inspection to ensure
i) No apparent damage to the property
ii) Property appears to be occupied

f) Multiple Loans to 1 Borrower
TPR firm reviewed common identifiers for all loans in the population and confirmed there were ten obligors with multiple loans in the pool.

Data Compare Review

Client will provide a data tape with the following data fields and Consultant will compare the field to the applicable source document and report any variance

a) Appraised Value
b) CLTV
c) DTI
d) FICO
e) Interest Only
f) Interest Rate
g) Loan Term
h) Loan Purpose
i) LTV
j) Occupancy
k) Original Balance
l) Property Address
m) Property City
n) Property State
o) Property Type
p) Sales Price
q) Second Mortgage Lien Amount
r) Self Employed
s) Units
t) Zip Code
u) Loan Type
v) QM Status

 Pool Details

Loan Type
Type	Count	% of Pool
Non-Conforming	0	0.00%
Conforming-GSE Eligible	267	100.00%
Total	267	100.00%

		Interest Rate
Type			Count	% of Pool
2.250	- 2.499		0	0.30%
2.500	- 2.999		18	6.74%
3.000	- 3.499		127	47.57%
3.500	- 3.999		122	45.69%
4.000	- 4.499		0	0.00%
4.500	- 4.999		0	0.00%
5.000	- 5.499		0	0.00%
5.500	- 5.999		0	0.00%
6.000	- 6.499+		0	0.00%
		Total	267	100.00%

Purpose
Type	Count	% of Pool
Cash out Refi	53	27.54%
Purchase	139	49.10%
Rate / Term Refi	75	23.35%
Total	267	100.00%

Product Type
Type	Count		% of Pool
Fixed		267	100.00%
ARM		0	0.00%
Total		267	100.00%

Occupancy
Type	Count		% of Pool

Primary Residence		0	0.00%
Second Home		0	0.00%
Investment Property		267	100.00%

Total		267	100.00%

Property Type
Type	Count		% of Pool
Single Family Detached		129	48.31%
Co-op		0	0.00%
Condo, Low Rise		18	6.74%
Condo, High Rise		1	0.37%
dPud		1	0.37%
PUD		65	24.34%
Townhouse		1	0.37%
1 Family Attached		3	1.12%
2 Family		26	9.74%
3 Family		12	4.49%
4 Family		11	4.12%
Total		267	100.00%

DTI
Type	Count	% of Pool
0.00-20.00	13	4.87%
20.01-30.00	38	14.23%
30.01-40.00	94	35.21%
40.01-43.00	40	14.98%
43.01-50.00	82	30.71%
Total	267	100.00%

QM Type
Type	Count	% of Pool
TQM-ATR Pass/Non-HPML	1	0.37%
QM-ATR Pass/Non-HPML	1	0.37%
QM/HPML	0	0.00%
Not Covered/Exempt	265	99.25%
Total	265	100.00%

LTV
Type	Count	% of Pool
0.00-30.00	5	1.87%
30.01-40.00	10	3.75%
40.01-50.00	28	10.49%
50.01-60.00	29	10.86%
60.01-70.00	36	13.48%
70.01-80.00	159	59.55%
80.01-90.00	0	0.00%
Total	267	100.00%

Tape Discrepancies

Data Element	Count	Accuracy
Application Date	0	100.00%
Appraised Value	3	98.88%
CLTV	10	96.28%
DTI	185	30.48%
FICO	0	100.00%
First Payment Date	0	100.00%
Interest Rate	0	100.00%
Junior Lien Balance	0	100.00%
Loan Purpose	0	100.00%
Loan Term	0	100.00%
Loan Type	0	100.00%
LTV	10	96.28%
Maturity Date	0	100.00%
Note Date	0	100.00%
Number of Borrowers	0	100.00%
Occupancy	0	100.00%
Original Loan Amount	0	100.00%
Original P&I	0	100.00%
Original Payment	0	100.00%
Property Address	0	100.00%
Property City	1	99.63%
Property County	0	100.00%
Property State	0	100.00%
Property Type	8	97.03%
Qualifying FICO	0	100.00%
Sales Price	4	98.51%
Second Lien Amount	1	99.63%
Borrower Last Name	0	100.00%
Borrower First Name	0	100.00%
Self Employed	0	100.00%
Number of Units	1	99.63%
Zip Code	0	100.00%
Total Discrepancies	223

Loan Grading Definitions

Credit

S&P	Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moodys	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Exhibit A Loan Review Findings

	Fitch Overall Loan Grade						Fitch Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	65	0	0	0		A	71	0	0	0
	B	95	3	0	0		B	98	1	0	0
	C	15	1	0	0		C	9	0	0	0
	D	87	1	0	0		D	87	1	0	0

	Fitch Compliance Grading						Fitch Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	247	0	0	0		A	266	0	0	0
	B	4	3	0	0		B	0	0	0	0
	C	13	0	0	0		C	1	0	0	0
	D	0	0	0	0		D	0	0	0	0

	Moody’s Overall Loan Grade						Moody’s Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	65	0	0	0		A	71	0	0	0
	B	95	3	0	0		B	98	1	0	0
	C	15	1	0	0		C	9	0	0	0
	D	87	1	0	0		D	87	1	0	0

	Moody’s Compliance Grading						Moody’s Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	247	0	0	0		A	266	0	0	0
	B	4	3	0	0		B	0	0	0	0
	C	13	0	0	0		C	0	0	0	0
	D	0	0	0	0		D	0	0	0	0

	Kroll Overall Loan Grade						Kroll Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	65	0	0	0		A	71	0	0	0
	B	95	3	0	0		B	98	1	0	0
	C	15	1	0	0		C	9	0	0	0
	D	87	1	0	0		D	87	1	0	0

	Kroll Compliance Grading						Kroll Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	247	0	0	0		A	266	0	0	0
	B	4	3	0	0		B	0	0	0	0
	C	13	0	0	0		C	1	0	0	0
	D	0	0	0	0		D	0	0	0	0

	S&P Overall Loan Grade						S&P Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	65	0	0	0		A	71	0	0	0
	B	95	3	0	0		B	98	1	0	0
	C	15	1	0	0		C	9	0	0	0
	D	87	1	0	0		D	87	1	0	0

	S&P Compliance Grading						S&P Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	247	0	0	0		A	266	0	0	0
	B	4	3	0	0		B	0	0	0	0
	C	13	0	0	0		C	0	0	0	0
	D	0	0	0	0		D	0	0	0	0

	DBRS Overall Loan Grade						DBRS Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	65	0	0	0		A	71	0	0	0
	B	95	3	0	0		B	98	1	0	0
	C	15	1	0	0		C	9	0	0	0
	D	87	1	0	0		D	87	1	0	0

	DBRS Compliance Grading						DBRS Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	247	0	0	0		A	266	0	0	0
	B	4	3	0	0		B	0	0	0	0
	C	13	0	0	0		C	0	0	0	0
	D	0	0	0	0		D	0	0	0	0

Exhibit A- Loans Reviewed (267)

427954	768601	818466	838897	866293	907460	967811
439864	770284	820778	839587	867699	909089	980218
523558	770843	821298	840053	869275	911045	80389
548451	770866	821654	840269	869821	911113	97342
561232	778637	821838	840645	871621	912605	103451
566266	780143	822729	840918	871725	912859	103611
600320	781449	823549	842488	873170	913660	109312
600377	781688	825805	842731	875175	913707	111630
607102	783893	826411	843415	877221	913720	114834
607213	785175	826687	843599	878086	913789	115086
617866	785614	826952	843943	878424	915317	116464
626288	788110	827075	845437	878545	915643	118828
644367	788237	827077	846048	878567	915885	120308
650812	788464	827679	846311	879057	917668	120802
657778	792855	827924	846647	881372	919793	122506
687149	794912	828017	846648	881916	921543	125024
695559	795759	828121	847812	882970	922875	126400
699369	796490	828496	848343	883649	922896	130005
701506	798977	829698	849978	884202	924455	130287
710081	800164	830071	850084	884444	926642	131527
711253	802225	830430	850170	885305	929223	131981
714889	802629	830852	851088	885426	929357	134024
718565	805003	831047	851829	885689	933697	134259
725114	806852	831215	855057	888094	933970	146371
727248	807205	831446	855443	889780	934866	147706
727672	807826	831589	855546	890123	937125	148221
732517	807975	832243	855928	891327	937805	159024
743563	809018	833328	857091	892853	940170
743768	809748	833446	857167	893112	942360
744271	811366	833489	858303	893161	943242
745590	811754	833584	858570	893246	943495
748497	814117	833813	860921	894455	947556
751148	814450	833941	861071	895189	949109
751223	815444	834259	861160	896903	950458
757133	815524	834586	861653	898586	955150
759520	817237	834621	862196	898809	955774
761980	817380	835132	863563	899296	956690
762586	817621	835614	863778	899727	958550
765155	817751	837326	864415	902747	961011
768557	817757	837989	866018	906755	964753

Exhibit B
Value Only Review - Securitization

Amendment to SOW to include Value Only review scope as defined below:

•	UWM will provide Opus a copy of the Appraisal, AUS, Note and UCPD

•	Full Appraisal = CU Risk Score of 2.5 or better = Opus will review the Appraisal and AUS to confirm the appraisal information and the CU Risk Score for the applicable loan.

•
Full Appraisal = CU Risk Score of > 2.5 = UWM will provide Opus with an AVM that both supports the original appraised value within 10% and is within the FSD score outlined by Fitch guidelines per AVM provider. If it doesn’t, UWM will order CDA. If CDA value is at least 90% of the Appraised value, no additional value product is needed, it will be sent to Opus for review.

•	If not with 10%, the loan will be removed from the deal.

Capitalized terms used herein, unless defined where used, shall have the meanings ascribed to such terms in the SOW.  This constitutes the entire agreement and understanding between the Parties with respect to amending the SOW.   Except as expressly set forth in this Amendment, the terms and conditions of the SOW are hereby ratified, confirmed and approved in their entirety and shall continue in full force and effect, enforceable in accordance therewith and shall govern this Amendment. This Amendment may be executed in one or more counterparts, including facsimile counterparts, each of which, when so executed, shall be deemed an original and all of which, together, shall constitute one and the same instrument.

Loan Grading Definitions

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Exhibit B Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated October 12, 2021.

	Fitch Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	1	0	0	0
	B	0	0	0	0
	C	1537	0	0	0
	D	0	0	0	0

	Moody's Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	1	0	0	0
	B	0	0	0	0
	C	1537	0	0	0
	D	0	0	0	0

	Kroll Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	0	0	0	0
	B	0	0	0	0
	C	1537	0	0	0
	D	0	0	0	0

	S&P Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	0	0	0	0
	B	0	0	0	0
	C	1537	0	0	0
	D	0	0	0	0

	DBRS Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	1	0	0	0
	B	0	0	0	0
	C	1698	0	0	0
	D	0	0	0	0

Exhibit B- Loans Reviewed (1537)

1221323979	1221699155	1221606909	1221691581	1221851323
1221483359	1221701053	1221623839	1221693900	1221843293
1221572640	1221705070	1221623843	1221697065	1221854881
1221613391	1221734144	1221645267	1221701297	1221854922
1221656795	1221770605	1221645417	1221705030	1221855177
1221661558	1221791878	1221652050	1221705940	1221856115
1221673751	1221794168	1221666186	1221708210	1221866827
1221687176	1221797675	1221667576	1221708622	1221867653
1221689900	1221806131	1221669937	1221710533	1221869541
1221694226	1221806394	1221677906	1221714557	1221861533
1221694966	1221814953	1221686771	1221714722	1221873288
1221697170	1221818013	1221692272	1221714755	1221875796
1221699924	1221818551	1221707579	1221717083	1221876240
1221701734	1221819139	1221729444	1221718050	1221880623
1221701971	1221822921	1221733764	1221722235	1221880909
1221755808	1221825383	1221750258	1221726135	1221385878
1221759031	1221831577	1221860449	1221733625	1221881864
1221759789	1221843959	1221756284	1221743548	1221871131
1221768577	1221849242	1221787436	1221745774	1221883690
1221776258	1221850040	1221788517	1221745945	1221884813
1221779925	1221851008	1221789202	1221754273	1221887634
1221791336	1221859723	1221793581	1221754282	1221875924
1221795450	1221925044	1221799146	1221754654	1221882262
1221796972	1221870702	1221799426	1221757439	1221647614
1221797732	1221871771	1221799726	1221757572	1221893951
1221806289	1221874806	1221803065	1221757836	1221629828
1221806341	1221876341	1221803251	1221757858	1221896421
1221815023	1221882289	1221803308	1221763459	1221890257
1221829354	1221883027	1221861688	1221768230	1221900259
1221831044	1221883250	1221811324	1221768941	1221893378
1221835000	1221884127	1221873219	1221769356	1221894243
1221837929	1221885294	1221873341	1221770290	1221904548
1221837977	1221885375	1221815338	1221771607	1221905488
1221838519	1221891936	1221821558	1221774520	1221900363
1221838842	1221892690	1221822426	1221775080	1221881860
1221839533	1221893324	1221830705	1221775375	1221907524
1221840589	1221893771	1221832004	1221777278	1221908851
1221840872	1221894495	1221832183	1221778921	1221908426
1221842318	1221894677	1221833538	1221779800	1221910840
1221842615	1221895003	1221834423	1221782756	1221910946
1221843411	1221895519	1221907418	1221783659	1221908471
1221843689	1221895712	1221837669	1221784486	1221912261

1221844998	1221896402	1221901588	1221786534	1221914533
1221845039	1221896944	1221839721	1221789494	1221908658
1221845439	1221899024	1221840170	1221790717	1221917032
1221847011	1221900273	1221840274	1221791227	1221910622
1221847131	1221901044	1221841767	1221791231	1221920361
1221847849	1221907572	1221846001	1221791594	1221911554
1221848706	1221907778	1221846551	1221791615	1221921926
1221848826	1221908275	1221849142	1221793156	1221923765
1221850079	1221908734	1221849576	1221796327	1221924544
1221851765	1221908824	1221849588	1221796338	1221915341
1221852578	1221909044	1221851449	1221796486	1221917659
1221853397	1221910700	1221852764	1221796801	1221931443
1221854963	1221913436	1221855206	1221796925	1221921462
1221855493	1221915412	1221856464	1221797287	1221932619
1221855527	1221916804	1221856469	1221797312	1221928913
1221855842	1221918587	1221856546	1221799851	1221929256
1221856474	1221920749	1221857496	1221801868	1221934193
1221856633	1221920972	1221881572	1221802160	1221931661
1221857751	1221921881	1221859295	1221802847	1221933222
1221858382	1221921983	1221860017	1221805547	1221935098
1221859321	1221922603	1221901146	1221806890	1221935766
1221861671	1221922793	1221910900	1221807856	1221936007
1221862012	1221923004	1221864533	1221808041	1221936311
1221863178	1221925848	1221864543	1221808916	1221933776
1221863555	1221926608	1221866346	1221811127	1221937461
1221863557	1221928444	1221866920	1221811183	1221934502
1221863663	1221929779	1221869491	1221811540	1221940191
1221864811	1221930519	1221871008	1221813491	1221940370
1221864823	1221931104	1221871975	1221815180	1221940406
1221865263	1221931602	1221876257	1221816856	1221935096
1221866041	1221932908	1221877645	1221819054	1221940828
1221866232	1221933059	1221912827	1221820849	1221941238
1221867597	1221933394	1221878356	1221821123	1221936523
1221867806	1221933668	1221878362	1221821948	1221941513
1221869485	1221933779	1221878486	1221822630	1221938219
1221869529	1221933968	1221878505	1221822942	1221942339
1221869717	1221934560	1221878747	1221823391	1221943430
1221869947	1221934788	1221912958	1221823467	1221943810
1221870746	1221936568	1221882730	1221824016	1221945054
1221871321	1221937199	1221882973	1221824622	1221945228
1221872152	1221937236	1221884637	1221824751	1221945671
1221873090	1221938071	1221886985	1221825998	1221940643
1221873205	1221938107	1221888114	1221826436	1221946343
1221873463	1221939862	1221890444	1221826536	1221941453

1221874567	1221939880	1221892101	1221827406	1221946617
1221875041	1221940048	1221893239	1221827972	1221945792
1221877085	1221942949	1221894163	1221827991	1221948401
1221877086	1221943065	1221894884	1221828279	1221949427
1221877185	1221944793	1221895011	1221828883	1221946903
1221879003	1221946609	1221896508	1221829355	1221950143
1221879382	1221946636	1221896918	1221829844	1221950922
1221880472	1221947706	1221898244	1221830668	1221951243
1221880720	1221947708	1221913285	1221830869	1221948579
1221882109	1221947952	1221901221	1221830893	1221951392
1221884130	1221947962	1221903181	1221831509	1221951412
1221884177	1221949030	1221905146	1221831892	1221951505
1221884210	1221949210	1221905857	1221831922	1221951613
1221885749	1221949372	1221906202	1221831979	1221952399
1221886227	1221949627	1221906293	1221832828	1221952581
1221886448	1221949976	1221907903	1221833785	1221953645
1221887935	1221950718	1221910170	1221833824	1221954344
1221888169	1221950884	1221910515	1221833896	1221955246
1221888531	1221951863	1221921374	1221834384	1221951169
1221889027	1221952025	1221910914	1221834542	1221956166
1221889641	1221952207	1221912271	1221834720	1221952553
1221890086	1221952236	1221860579	1221834814	1221956849
1221890360	1221952421	1221922607	1221836600	1221957214
1221890454	1221953147	1221923443	1221837001	1221955674
1221892939	1221953207	1221913700	1221837425	1221957508
1221893271	1221956103	1221917255	1221839446	1221957628
1221893544	1221956258	1221917578	1221839542	1221957963
1221894189	1221956349	1221917725	1221839935	1221958091
1221894232	1221956365	1221918325	1221840241	1221959072
1221894330	1221956381	1221918344	1221840278	1221956039
1221894577	1221957297	1221918469	1221840658	1221959689
1221894998	1221957320	1221918524	1221840947	1221959848
1221895090	1221957406	1221918975	1221841178	1221960023
1221895187	1221958034	1221920251	1221841505	1221960119
1221895473	1221959977	1221932637	1221841517	1221960920
1221895774	1221960015	1221922547	1221842065	1221961119
1221895795	1221960782	1221933977	1221842353	1221961391
1221896074	1221961037	1221922758	1221842511	1221956511
1221896161	1221961195	1221922815	1221843695	1221961936
1221896378	1221961277	1221923213	1221843978	1221961994
1221896388	1221961325	1221936255	1221843981	1221962919
1221897676	1221961751	1221923476	1221843982	1221963320
1221897933	1221961754	1221923694	1221844054	1221964713
1221897947	1221961803	1221924042	1221845274	1221965631

1221898462	1221962453	1221924331	1221846049	1221966243
1221898954	1221963370	1221924568	1221846229	1221957255
1221899098	1221963611	1221929021	1221847358	1221967744
1221900086	1221964251	1221929094	1221847868	1221968027
1221900567	1221964457	1221929308	1221848184	1221968083
1221900861	1221965066	1221929337	1221848897	1221968561
1221901488	1221965671	1221929500	1221849212	1221968590
1221902851	1221965718	1221929814	1221850175	1221959240
1221902941	1221966415	1221930369	1221850212	1221970473
1221904109	1221966950	1221931636	1221850296	1221961411
1221905163	1221967275	1221931755	1221854311	1221970984
1221906382	1221967802	1221931933	1221854860	1221971038
1221906629	1221967946	1221932235	1221855561	1221971180
1221906684	1221968016	1221932564	1221855949	1221972353
1221906726	1221968532	1221941557	1221855998	1221973886
1221907114	1221969145	1221932978	1521142860	1221974830
1221908030	1221970826	1221933042	1221856891	1221975983
1221908118	1221970957	1221933220	1221857006	1221967610
1221908551	1221971303	1221933529	1221857280	1221988050
1221908933	1221971440	1221933577	1221858038	1221990097
1221909134	1221972372	1221933733	1221859550	1221970456
1221909579	1221972938	1221946310	1221860943	1221995824
1221910001	1221973272	1221934067	1221861283	1221999082
1221910562	1221973781	1221934513	1221861895	1221970978
1221911640	1221974432	1221934601	1221863594	1221977724
1221911823	1221974582	1221934702	1221864820	1321008090
1221911868	1221975164	1221934707	1221866178	1521058293
1221912028	1221975745	1221934887	1221866656	1521075795
1221912238	1221975779	1221935405	1221867726	1521085794
1221912453	1221975909	1221935588	1221868354	1521090172
1221912785	1221976811	1221936181	1221869317	1521097597
1221913002	1221976901	1221949723	1221869570	1521099134
1221913416	1221977078	1221936566	1221869590	1521100204
1221913823	1221977267	1221937508	1221869977	1521100567
1221914320	1221978266	1221938233	1221869979	1521109320
1221914793	1221978874	1221938883	1221870348	1521101686
1221916289	1221979526	1221939378	1221871204	1521101938
1221916760	1221979666	1221939597	1221872103	1521102668
1221918349	1221980176	1221939926	1221872233	1521104825
1221920348	1221981070	1221939945	1221872609	1521106016
1221920774	1221981825	1221940449	1221872703	1521106460
1221921477	1221982024	1221940486	1221872904	1521116673
1221921946	1221982902	1221941235	1221873184	1521109393
1221923363	1221983373	1221942282	1221873229	1521110732

1221926250	1221986648	1221942962	1221873283	1521111655
1221926881	1221986991	1221943225	1221873410	1521111672
1221927019	1221987176	1221943319	1221873910	1521112027
1221928929	1221987253	1221943733	1221874320	1521112514
1221929312	1221987356	1221943734	1221575522	1521112824
1221929316	1221987968	1221943876	1221874761	1521115995
1221929340	1221987983	1221943999	1221875925	1521116444
1221929481	1221989417	1221944332	1221875950	1521125756
1221929680	1221990245	1221944664	1221876252	1521117499
1221930030	1221991140	1221944907	1221876521	1521119368
1221930176	1221991173	1221945430	1221877207	1521121082
1221930302	1221992604	1221945901	1221878585	1521121264
1221931358	1221993730	1521094201	1221878609	1521121603
1221931664	1221994330	1221946735	1221879050	1521121724
1221931811	1221995787	1221947373	1221880519	1521122199
1221932045	1221995974	1221947511	1221880655	1521122391
1221932912	1221996913	1221947751	1221880686	1521130256
1221933496	1221997175	1221947767	1221881131	1521122609
1221933751	1221997814	1221948169	1221881411	1521123011
1221934453	1321000161	1221948458	1221881579	1521123357
1221934501	1321000707	1221948462	1221882548	1521124049
1221934571	1321001250	1221948823	1221882775	1521124214
1221934877	1321002154	1221949323	1221883116	1521124405
1221935511	1321005749	1221949449	1221883236	1521124785
1221935924	1321011455	1221949651	1221883272	1521125250
1221936644	1321011960	1521103050	1221883449	1521127561
1221937170	1321012390	1221951738	1221883478	1521127646
1221937191	1321012574	1221951785	1221883794	1521128208
1221937463	1321027182	1221951870	1221883820	1521128679
1221937504	1521040828	1521121067	1221883841	1521128719
1221937517	1521096808	1221953192	1221884349	1521132821
1221937713	1521099582	1221953440	1221884375	1521128751
1221937907	1521103428	1221957356	1221884428	1521128821
1221937992	1521105954	1221959267	1221886506	1521134691
1221940193	1521117068	1221961663	1221886530	1521134810
1221940198	1521119369	1221961852	1221887084	1521128822
1221941310	1521119580	1221961975	1221887580	1521134873
1221941659	1521119601	1221962107	1221887908	1521129389
1221942158	1521120154	1221967380	1221889830	1521129470
1221942827	1521120814	1221967968	1221889835	1521129617
1221943762	1521121485	1221972241	1221892755	1521129823
1221944151	1521121948	1221973009	1221892765	1521129930
1221944330	1521122050	1221973528	1221892947	1521130110
1221946464	1521122057	1221979650	1221894217	1521130418

1221947389	1521122658	1521065698	1221894623	1521130940
1221947852	1521122694	1521089596	1221896781	1521131017
1221950095	1521122695	1521091051	1221897303	1521136325
1221950606	1521124041	1521121132	1221898020	1521131048
1221950763	1521126143	1521107918	1221899308	1521131118
1221950991	1521126278	1521111846	1221899311	1521137426
1221952856	1521127945	1521113614	1221899393	1521131203
1221954543	1521129828	1521116028	1221900790	1521131268
1221959780	1521130484	1521117467	1221900979	1521131528
1221961590	1521131300	1521121358	1221901036	1521131639
1221961700	1521132711	1521121885	1221901103	1521131834
1221963586	1521132746	1521121932	1221901483	1521132176
1221967314	1521133299	1521122080	1221902459	1521132492
1221968092	1521133739	1521122528	1221856180	1521139672
1221970329	1521134503	1521122976	1221904183	1521132883
1221971531	1521134701	1521123167	1221904629	1521133508
1221982174	1521134900	1521124504	1221904639	1521134852
1221984766	1521135889	1521125196	1221904640	1521134884
1521005085	1521136665	1521125531	1221905500	1521134980
1521058308	1521136955	1521125578	1221905724	1521134981
1521063301	1521137061	1521126579	1221908308	1521135014
1521065248	1521138283	1521126970	1221908317	1521135538
1521086231	1521138446	1521127671	1221908620	1521135579
1521087014	1521139484	1521127734	1221908791	1521135874
1521089047	1521140486	1521127829	1221908973	1521135981
1521091617	1521141641	1521128290	1221909197	1521142291
1521091959	1521142792	1521128400	1221911084	1521143619
1521092748	1521144152	1521128442	1221911357	1521136183
1521095439	1521144029	1521128786	1221911547	1521136197
1521095505	1521144132	1521128829	1221912199	1521136210
1521099904	1221835257	1521129310	1221912294	1521136384
1521100203	1521144212	1521129817	1221912310	1521136595
1521103186	1521144236	1521129857	1221912639	1521137416
1521104485	1521145063	1521130203	1221915409	1521138043
1521105316	1521145122	1521130492	1221917059	1521138047
1521106007	1521145170	1521131483	1221917077	1521138487
1521109058	1521145317	1521133074	1221918130	1521144979
1521112374	1521145542	1521133215	1221918352	1521145584
1521112471	1521145696	1521134154	1221924571	1521138592
1521112813	1521145896	1521134412	1221927352	1521138823
1521113299	1521146203	1521135095	1221929487	1521138944
1521114823	1521146935	1521135246	1221929646	1521146952
1521115391	1521147007	1521135863	1221930907	1521139842
1521115497	1521147216	1521136132	1221931954	1521140024

1521115746	1521147653	1521136424	1221934137	1521140153
1521116261	1521147864	1521137307	1221934767	1521140594
1521116452	1521147998	1521137804	1221935081	1521140657
1521116609	1521148219	1521137900	1221935879	1521140745
1521117917	1521148395	1521138024	1221936752	1521148294
1521118401	1521148459	1521138444	1221937711	1521141026
1521118937	1521148474	1521138782	1221254990	1521141027
1521118948	1521148511	1521138860	1221385256	1521141540
1521119066	1521149128	1521139279	1221459136	1521151298
1521121084	1521149412	1521139457	1221551965	1521141816
1521122074	1521149414	1521141978	1221569917	1521142147
1521122746	1521149917	1521142235	1221409059	1521142250
1521124058	1521149969	1521143555	1221580155	1521142323
1521125020	1521150342	1521144284	1221596076	1221882073
1521125449	1521150374	1521145970	1221884259	1221883454
1521125779	1521151020	1221298131	1221650509	1221883828
1521125998	1221893704	1221298152	1221623234	1221887566
1521126806	1521151805	1221356053	1221884343	1521143682
1521127070	1521151944	1221426023	1221694449	1221918815
1521127177	1521153092	1221431258	1221702604	1521143991
1521128033	1521153210	1221437461	1221760356	1521144049
1521128580	1521153229	1221506736	1221745622	1521099811
1521128848	1521154095	1221523907	1221752290	1521144103
1521129001	1521154108	1221546041	1221771483	1521144260
1521130154	1521154355	1221569483	1221775082	1521144509
1521130444	1521154674	1221591283	1221794278	1521144584
1521130547	1521156003	1221594963	1221801585	1521144735
1521130572	1521156089	1221602271	1221780297	1521117789
1521131044	1521157236	1221614570	1221807643	1521117795
1521131405	1221298294	1221614572	1221784290	1521145452
1521131811	1221580287	1221615346	1221820302	1521146290
1521131885	1221598309	1221632755	1221806234	1521146392
1521131999	1221755936	1221635351	1221809340	1521146541
1521132369	1221810821	1221642927	1221823142	1521146749
1521133209	1221811278	1221650861	1221827661	1521147778
1521133802	1221811803	1221654247	1221823277	1521147829
1521133930	1221811848	1221657166	1221833517	1521147951
1221467829	1221821108	1221657447	1221835502	1521148004
1221564142	1221838028	1221663886	1221842469	1521148109
1221618952	1221355305	1221665126	1221826610	1521148485
1221646742	1221488929	1221668728	1221843995	1521149035
1221646897	1221552052	1221669437	1221845284	1521130589
1221653720	1221895589	1221669690	1221845752	1521149311
1521151599	1221858558	1221674302	1221831363

1221673112	1221597640	1221602213	1221849438
1221683890	1221859372	1521151508	1221849818

If you have any questions, please contact Peter Butler at Peter.Butler1@wipro.com